UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event Reported): June 24, 2010 (May 4, 2010)

TEC TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53432	13-4013027
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Xinqiao Industrial Park
Jingde County, Anhui Province, 242600
People’s Republic of China
(Address of principal executive offices)

(86) 563 8023488
(Registrant's telephone number, including area code)

Highland Ridge, Inc., Room 4002, RongChao Landmark, 4028 Jintian Rd, Futian District, Shenzhen, P.R. China
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[     ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[     ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[     ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

On May 10, 2010, TEC Technology, Inc., formerly Highland Ridge, Inc. (the “Company”) reported the consummation of a share exchange transaction (the “Share Exchange”) with TEC Technology Limited (“TEC”), a Hong Kong limited company, and its wholly owned subsidiary, Anhui TEC Tower Co., Ltd. (“TEC Tower”), a PRC limited Company, and TEC Tower’s majority-owned subsidiary, Zhejiang TEC Tower Co., Ltd., on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on that date (the “Original Filing”). The Company also reported that, in connection with the Share Exchange, the Company had adopted TEC’s fiscal year end of December 31, with TEC as the accounting acquirer. The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for TEC, the accounting acquirer, including its unaudited financial statements for the three-month periods ended March 31, 2009 and 2010 (the “Financial Statements”), as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual.

The Financial Statements are included in the Form 10-Q Disclosure filed as Exhibit 99.1 herewith. The disclosure also include other information regarding the Company that would ordinarily be required to be disclosed on a Form 10-Q for the period.

Except as described above, no other changes have been made to the Original Filing, and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the date of the Original Filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Unaudited Consolidated Financial Statements of TEC Technology Limited for the quarters ended March 31, 2010 and 2009, and for the three-month periods then ended are included herewith in Exhibit 99.1. The Company previously filed in a Current Report on Form 8-K that was filed with the SEC on May 10, 2010: (a) financial statements of Anhui TEC Tower Co., Limited (which included Audited consolidated financial statements of Anhui TEC Tower Co., Limited at December 31, 2009 and 2008), because TEC Technology Limited had no substantive business operations since its formation on January 8, 2010 until it acquired Anhui TEC Tower Co., Ltd. on February 22, 2010; and (b) an unaudited pro forma condensed consolidated balance sheet, giving effect to the acquisition as if it had been consummated on December 31, 2009, and an unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2009, giving effect to the acquisition as if it had been consummated on January 1, 2009. The Company is filing the attached Financial Statements in accordance with paragraph 12240.4 of the Financial Reporting Manual which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer.

(b)	Exhibits

The following documents are filed as part of this report or incorporated by reference:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 6, 2008, between the Company and Americom Networks International, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s 10-Q filed on September 22, 2008).

2.2	Share Exchange Agreement, dated May 4, 2010, among the Company, TEC Technology Limited and its shareholders (incorporated by reference to Exhibit 2.2 of the current report on Form 8-K filed by the Company on May 10, 2010).

3.1	Articles of Incorporation of the Company, as filed with the Secretary of State of Delaware on January 31, 2008 (incorporated by reference to Exhibit 3.1 of the current report on Form 8-K filed by the Company on April 7, 2008).

3.2	Certificate of Amendment to Articles of Incorporation, as filed with the Secretary of State of Delaware on August 1, 2008 (incorporated by reference to Exhibit 3.1 of the current report on Form 8-K filed by the Company on April 7, 2008).

3.3*	Certificate of Amendment to Articles of Incorporation, as filed with the Secretary of State of Delaware on June 9, 2010.

3.4	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s 10-Q filed on September 22, 2008).

10.1	Stock Purchase Agreement, dated January 13, 2010, by and among the Company, Michael Anthony and the accredited investors signatory thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 13, 2010).

10.2	Repurchase Agreement, dated January 13, 2010, among the Company, Corporate Services International Profit Sharing and Century Capital Partners, LLC. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 13, 2010).

10.3	English Translation of Equity Transfer Agreement, dated February 22, 2010, among Chun Lu and TEC Technology Limited (incorporated by reference to Exhibit 10.3 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.4	Side Letter, dated May 4, 2010, among the Company, Asia Regal Holdings Limited, Kin Keung Lai and certain transferees (incorporated by reference to Exhibit 10.4 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.5	English Translation of Loan Contract, dated November 23, 2009, between Anhui TEC Tower Co. Ltd. and China Everbright Bank (incorporated by reference to Exhibit 10.5 of the current report on Form 8-K filed by the Company on May 10, 2010.

10.6	English Translation of RMB Loan Contract, dated February 8, 2010, between Anhui TEC Tower Co. Ltd. and Huishang Bank, Xuancheng Branch (incorporated by reference to Exhibit 10.6 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.7	English Translation of Crediting Agreement, dated September 27, 2009, between Anhui TEC Tower Co. Ltd. and China Merchants Bank, Hefei Sipailou Branch (incorporated by reference to Exhibit 10.7 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.8	Labor Contract, dated January 1, 2010, between the Company and Chun Lu (incorporated by reference to Exhibit 10.8 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.9	Labor Contract, dated September 9, 2009, between the Company and Debin Chen (incorporated by reference to Exhibit 10.9 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.10	English Translation of Procurement Contract, dated June 23, 2009, between the Anhui TEC Tower Co. Ltd. and ZTE (Shenzhen) Kangxun Telecom Co., Ltd. (incorporated by reference to Exhibit 10.10 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.11	English Translation of Technology Transfer (Patent Exploitation License) Contract (Valve Spring), dated June 25, 2009, between Anhui TEC Tower Co. Ltd. and Anhui University of Technology and Science (incorporated by reference to Exhibit 10.11 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.12	English Translation of Technology Transfer (Patent Exploitation License) Contract (Mechanical Lift), dated June 25, 2009, between Anhui TEC Tower Co. Ltd. and Anhui University of Technology and Science (incorporated by reference to Exhibit 10.12 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.13	English Translation of Technology Transfer (Patent Exploitation License) Contract (U-Shape Bolt), dated June 25, 2009, between Anhui TEC Tower Co. Ltd. and Anhui University of Technology and Science (incorporated by reference to Exhibit 10.13 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.14	English Translation of Technology Transfer (Patent Exploitation License) Contract (MDF Test Module), dated June 25, 2009, between Anhui TEC Tower Co. Ltd. and Hangzhou Tianye Communication Equipment Co. Ltd. (incorporated by reference to Exhibit 10.14 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.15	English Translation of Technology Transfer (Patent Exploitation License) Contract (MDF Security Unit), dated June 25, 2009, between Anhui TEC Tower Co. Ltd. and Hangzhou Tianye Communication Equipment Co. Ltd. (incorporated by reference to Exhibit 10.15 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.16	Lease agreement, dated August 31, 2009, between Mr. Chen and Mr. Jie Ding (incorporated by reference to Exhibit 10.16 of the current report on Form 8-K filed by the Company on May 10, 2010).

14	Code of Ethics of the Company adopted on May 4, 2010 (incorporated by reference to Exhibit 14 of the current report on Form 8-K filed by the Company on May 10, 2010).

21*	Subsidiaries of the Company

99.1*	Form 10-Q Disclosure for the quarterly period ended March 31, 2010.
_______________
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2010

TEC TECHNOLOGY, INC.

/s/ Chun Lu
Chun Lu
Chief Executive Officer
(Principal Executive Officer)

/s/ Yuhua Yang
YuhuaYang
Chief Financial Officer
(Principal Financial and Accounting Officer)

 EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 6, 2008, between the Company and Americom Networks International, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s 10-Q filed on September 22, 2008).

2.2	Share Exchange Agreement, dated May 4, 2010, among the Company, TEC Technology Limited and its shareholders (incorporated by reference to Exhibit 2.2 of the current report on Form 8-K filed by the Company on May 10, 2010).

3.1	Articles of Incorporation of the Company, as filed with the Secretary of State of Delaware on January 31, 2008 (incorporated by reference to Exhibit 3.1 of the current report on Form 8-K filed by the Company on April 7, 2008).

3.2	Certificate of Amendment to Articles of Incorporation, as filed with the Secretary of State of Delaware on August 1, 2008 (incorporated by reference to Exhibit 3.1 of the current report on Form 8-K filed by the Company on April 7, 2008).

3.3*	Certificate of Amendment to Articles of Incorporation, as filed with the Secretary of State of Delaware on June 9, 2010.

3.4	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s 10-Q filed on September 22, 2008).

10.1	Stock Purchase Agreement, dated January 13, 2010, by and among the Company, Michael Anthony and the accredited investors signatory thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 13, 2010).

10.2	Repurchase Agreement, dated January 13, 2010, among the Company, Corporate Services International Profit Sharing and Century Capital Partners, LLC. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 13, 2010).

10.3	English Translation of Equity Transfer Agreement, dated February 22, 2010, among Chun Lu and TEC Technology Limited (incorporated by reference to Exhibit 10.3 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.4	Side Letter, dated May 4, 2010, among the Company, Asia Regal Holdings Limited, Kin Keung Lai and certain transferees (incorporated by reference to Exhibit 10.4 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.5	English Translation of Loan Contract, dated November 23, 2009, between Anhui TEC Tower Co. Ltd. and China Everbright Bank (incorporated by reference to Exhibit 10.5 of the current report on Form 8-K filed by the Company on May 10, 2010.

10.6	English Translation of RMB Loan Contract, dated February 8, 2010, between Anhui TEC Tower Co. Ltd. and Huishang Bank, Xuancheng Branch (incorporated by reference to Exhibit 10.6 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.7	English Translation of Crediting Agreement, dated September 27, 2009, between Anhui TEC Tower Co. Ltd. and China Merchants Bank, Hefei Sipailou Branch (incorporated by reference to Exhibit 10.7 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.8	Labor Contract, dated January 1, 2010, between the Company and Chun Lu (incorporated by reference to Exhibit 10.8 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.9	Labor Contract, dated September 9, 2009, between the Company and Debin Chen (incorporated by reference to Exhibit 10.9 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.10	English Translation of Procurement Contract, dated June 23, 2009, between the Anhui TEC Tower Co. Ltd. and ZTE (Shenzhen) Kangxun Telecom Co., Ltd. (incorporated by reference to Exhibit 10.10 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.11	English Translation of Technology Transfer (Patent Exploitation License) Contract (Valve Spring), dated June 25, 2009, between Anhui TEC Tower Co. Ltd. and Anhui University of Technology and Science (incorporated by reference to Exhibit 10.11 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.12	English Translation of Technology Transfer (Patent Exploitation License) Contract (Mechanical Lift), dated June 25, 2009, between Anhui TEC Tower Co. Ltd. and Anhui University of Technology and Science (incorporated by reference to Exhibit 10.12 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.13	English Translation of Technology Transfer (Patent Exploitation License) Contract (U-Shape Bolt), dated June 25, 2009, between Anhui TEC Tower Co. Ltd. and Anhui University of Technology and Science (incorporated by reference to Exhibit 10.13 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.14	English Translation of Technology Transfer (Patent Exploitation License) Contract (MDF Test Module), dated June 25, 2009, between Anhui TEC Tower Co. Ltd. and Hangzhou Tianye Communication Equipment Co. Ltd. (incorporated by reference to Exhibit 10.14 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.15	English Translation of Technology Transfer (Patent Exploitation License) Contract (MDF Security Unit), dated June 25, 2009, between Anhui TEC Tower Co. Ltd. and Hangzhou Tianye Communication Equipment Co. Ltd. (incorporated by reference to Exhibit 10.15 of the current report on Form 8-K filed by the Company on May 10, 2010).

10.16	Lease agreement, dated August 31, 2009, between Mr. Chen and Mr. Jie Ding (incorporated by reference to Exhibit 10.16 of the current report on Form 8-K filed by the Company on May 10, 2010).

14	Code of Ethics of the Company adopted on May 4, 2010 (incorporated by reference to Exhibit 14 of the current report on Form 8-K filed by the Company on May 10, 2010).

21*	Subsidiaries of the Company

99.1*	Form 10-Q Disclosure for the quarterly period ended March 31, 2010.
_________________
*Filed herewith